UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 22, 2013 (January 15, 2013)

ENTERPRISE BANCORP, INC.
(exact name of registrant as specified in charter)

Massachusetts	001-33912	04-3308902
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell, Massachusetts	01852
(address of principal executive offices)	(Zip Code)

(978) 459-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03            AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On January 15, 2013, the Board of Directors (the “Board”) of Enterprise Bancorp, Inc. (the “Company”), upon the recommendation of the Company's Corporate Governance/Nominating Committee, approved certain changes to the Company's Amended and Restated By-Laws (as amended, the “By-Laws”) regarding a variety of corporate governance and administrative matters, and amended and restated the By-Laws. The material amendments to the By-Laws are as follows:

•	Article II, Section 5 of the By-Laws was amended to clarify the filing and validity of proxies at any meeting of the Company's shareholders.

•
Article II, Section 6 of the By-Laws was amended to change the voting standard for election of directors from a plurality to a majority voting standard in uncontested elections. Under the majority voting standard, a nominee for director shall be elected to the Board if the nominee receives the affirmative vote of a majority of the votes cast as to such nominee. In a contested election, the nominees who receive the most votes shall be elected as directors.

•
Article II, Section 8 of the By-Laws was amended to clarify the procedures that a shareholder must follow in order to bring business before a meeting of the shareholders and nominate persons for election to the Board.

•	Article VI, Section 5 of the Amended and Restated By-Laws was amended to clarify under what circumstances an officer, director or employee may not be entitled to indemnification.

In addition, certain additional clarifying and conforming changes were to these sections as well as other sections of the By-Laws.

The description of the By-Laws contained in this Form 8-K is qualified in its entirety by reference to the full text of the By-Laws, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

The Company's Amended and Restated Bylaws are attached as Exhibit 3.2 hereto.

Item 9.01             FINANCIAL STATEMENTS AND EXHIBITS
(a)                                   Not applicable
(b)                                  Not applicable
(c)                                   Not applicable
(d)                                  The following exhibit is included with this report:
Exhibit 3.2                                            Amended and Restated By-Laws of the Company

[Remainder of Page Intentionally Blank]

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: January 22, 2013	By:	/s/ James A. Marcotte
James A. Marcotte
Executive Vice President, Treasurer
and Chief Financial Officer

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